This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward‐looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward‐looking statements. 1 Investor Presentation As of December 31, 2023

Overview of WaFd Bank 2 • Established in 1917; IPO in 1982 • Washington State Charter Commercial Bank – WA DFI, FDIC, FRB,  CFPB Regulated • Headquartered in Seattle, WA; is the second largest bank headquartered in  the Pacific Northwest • 198 branches across 8 western states • Full‐service consumer & commercial bank • Strong capital, high asset quality, consistent results • Portfolio mortgage lender • Profitable every year since 1965 • Interest rate risk management – well controlled • 163 consecutive quarterly cash dividends • 14,474% Total shareholder return since IPO  Efficiency Ratio 58.0% Stockholder Equity $2.5Bn Total Deposits $16.0Bn Total Loans $17.6Bn Total Assets $22.6Bn 1 As of or for the quarter‐ended 12/31/2023 Overview Geographic Overview Company Highlights1 2

WaFd Bank Executive Management Committee 3 Kelli Holz SEVP Chief Financial Officer Brent Beardall President and Chief Executive  Officer 3 Ryan Mauer EVP Chief Credit Officer Cathy Cooper EEVP Chief Consumer Banker Kim Robison EVP Chief Operating Officer James Endrizzi EVP Chief Commercial  Banker

4 WaFd Bank Demographics Our markets are among the most desirable in the US and create a foundation for loan growth without excessive risk State Number of Branches Company Deposits in Market ($000) Deposit Market Share (%) Percent of National Franchise (%) Total Population 2024 (Actual) Population Change 2020‐2024 (%) Projected Population Change 2024‐2029 (%) Median HH Income 2024 ($) Projected HH Income Change 2024‐2029 (%) Washington 71 7,881,675 3.52 46.3 7,904,137 2.58 4.33 93,297 11.25 Oregon 36 2,460,582 2.78 17.9 4,273,842 0.86 2.45 78,022 10.63 Arizona 28 1,599,257 0.77 9.9 7,485,634 4.67 3.52 74,483 11.99 New Mexico 19 1,487,392 3.32 8.9 2,117,948 0.02 0.93 61,656 10.55 Idaho 22 921,611 2.79 6.7 1,986,514 8.02 6.54 72,949 12.55 Utah 9 617,113 0.74 5.1 3,554,370 5.59 5.30 88,438 10.50 Nevada 8 504,217 0.51 3.1 3,234,642 4.19 2.61 71,942 9.10 Texas 5 566,940 0.03 2.2 30,665,339 5.21 4.74 73,203 9.01 Totals: 198 16,038,787 100 61,222,426 Weighted Average 2.88 3.77 83,184 11.08 Aggregate: National 334,500,069 1.42 2.40 75,874 10.12 Deposit market share and precent of national franchise are from the FDIC's Summary of Deposit reports and is as of 09/30/2023.  All other data is as of 12/31/2023.

Our Objective: A highly‐profitable, digital‐first bank that  leverages data to anticipate financial needs  and empower our clients by creating  frictionless experiences across all interactions  and devices. Our Values: Integrity, Teamwork, Ownership, Service,  Simplicity & Discipline  Vision 2025 5

Evolution of Our Franchise Thrift Consumer  deposits and  home loans. Commercial Relationship  deposits and  diversified  lending Digital Focus Leverage data  to anticipate  financial needs  and empower  our clients 1917‐2007 2007‐2018 2025 Vision 6 10 years of investment has put us on glide path to an even stronger balance sheet and deeper client relationships 6

(41) (24) (12) (6) (1) 3 15 57 75 Net Promoter Score Approaching Best in Class 7 Our investments in customer service, usability and technology are translating into high customer satisfaction levels Source: Customer Guru  WaFdaa Net Promoter Score 1 17 34 48 51 48 44 57 2017 2018 2019 2020 2021 2022 2023 Peer Net Promoter Score 1 1 2023 Financial Services Banking Benchmarks 7

Speed Matters – Website Is the New Storefront 8 wafdbank.com Google page speed scores

Getting Customers to Your Website is Mission Critical 9 WaFd Bank's online presence  and domain authority have  been growing significantly year  over year.

Commitment to ESG & Diversity

We believe our enduring franchise comes from core principles focused on helping the neighborhoods we serve and creating long-term value for all stakeholders led by a Board, management and employee base that bring together a diversity of backgrounds

Board Composition[1]

Gender Identity	Female	Male	Not Disclosed
Directors	2	7	1
Demographic Background			
African American or Black		2	
Hispanic or Latinx	1		
Asian		1	
White	1	4	
Not Disclosed			1

ESG & Diversity Policy Highlights

Our Corporate Social and Environmental Responsibility Policy flows from WaFd Bank's core principles, which are:



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1. To provide common-sense banking that helps neighborhoods flourish
2. Adhere to the primary corporate value of integrity
3. Exercise prudent risk management
4. Maintain transparency in its business practices
5. Resolve to create long-term value for all stakeholders

Community Development
Over $57 million dollars invested towards community development lending including $49 million in affordable housing investments

Volunteerism
WaFd employees participated in 8,771 volunteer hours in support of 735 community organizations and initiatives

Washington Federal Foundation
The Washington Federal Foundation awarded 242 grants to local community organizations totaling $1.1 million for the fiscal year

United Way Matching Campaign
WaFd Bank matches employee contributions made to United Way agencies in all eight states. In fiscal year 2023 pledges from colleagues were $376,794. WaFd matched $318,171 for a total of $694,966

[1] Based on self-identification as of 9/30/23

WaFd Bank
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11 5 Year Change by Percentage in Each Geographical Area From September 30, 2019, to December 31, 2023

12 Loan and Deposit Balances by Geographical Area As of December 31, 2023 $ In Millions $1,939

13 Loan Growth – Through Different Interest Rate Environments • Although originations are slowing, they are  keeping up with repayments largely through  funding of construction loans previously  originated. • Mortgage and Consumer loans currently make up  41% of total net loans compared to 74% in 2014 as  a result in the origination trend noted at left Loan GrowthNew Loan Originations $ in millions. • Originations overall are reduced due to both rising  interest rates and an intentional slowing to temper  growth • Commercial loans make up a greater portion of all  originations over time, making up 74% of all  originations in 2023 compared to 49% in 2014

Non‐Performing Assets Near Record Lows 14 We have retained a strong ACL while NPAs have declined since 2010 • ACL at 12/31/2023 amounted to $179 million, representing 324% of total NPAs 1 • Non‐performing assets $55 million as of 12/31/2023, 0.24% of Total Assets 3.22% 2.76% 2.18% 1.63% 1.00% 0.88% 0.48% 0.46% 0.44% 0.27% 0.20% 0.22% 0.21% 0.26% 1.79% 1.85% 1.69% 1.47% 1.36% 1.15% 1.13% 1.12% 1.11% 1.09% 1.29% 1.22% 1.06% 1.01% FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Non‐Performing Assets to Total Assets ACL to Total Loans Non‐Performing Assets to Total Assets and ACL to Total Loans 1 For Fiscal Year End 9/30 1 ACL to Total Loans does not include ACL related to unfunded commitments of $22.5 million. 2 Effective October 1, 2020, the Company implemented FASB’s Current Expected Credit Loss (CECL) Standard 2

0.26%  0.44%  WAFD Peer Average Strong Credit Quality 15 2.08% 1.21% 0.91% 0.24% (0.19%) (0.06%) (0.14%) (0.10%) (0.03%) (0.02%) 0.26% Net Loan Charge‐offs (Recoveries) Average NCOs Per Year – Last 20 Years Source: SNL Financial, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement (1) Strong Credit Quality Characterized by Limited Charge‐Offs The Bank experienced nine consecutive years of net recoveries, fiscal 2014 through fiscal 2022, during which net recoveries  totaled $74.8 million.  Although we have experienced net charge‐offs in fiscal 2023, these have been the result of a two large  charge‐offs rather than a more widespread issue within the overall portfolio.

Net Loan Portfolio Average Current LTV 16 As of December 31, 2023 $ In Thousands Net Balance % of  Loans WTD Avg  Current LTV %  Delinquent  based on $ Multifamily 3,008,665$         17% 52% 0.00% CRE ‐ Office 763,868               4% 62% 0.00% CRE ‐ Other 2,539,418            14% 43% 0.99% CRE Construction ‐ Multifamily 1,006,022            6% 51% 0.00% CRE Construction ‐ Other 660,226               4% 47% 0.00% C&I 2,304,148            13% NA 0.31% SFR 6,466,893            37% 36% 0.34% SFR Custom Construction 261,377               1% 58% 0.32% Other 573,610               3% NA 0.45% 17,584,226$       100% 0.33%

Significant Liquidity and High‐Quality Securities Portfolio 17 High quality, $3.6 billion cash and investment portfolio with $7.7 billion remaining collateral and lines as a source of additional  potential liquidity  Cash and Securities Composition  Total Cash and Securities: $3.6Bn  Cash and Securities / Total Assets: 16%  Cash & Securities / Total Assets1 US Govt  Backed,  38% Cash,  32% High  Quality  Bonds,  30% As of 12/31/2023, WAFD maintains over $3.6bn of balance sheet liquidity. • Cash and Securities is 16% of assets • Investment Portfolio targets low credit risk / moderate duration • 68% Cash, US Government‐backed Agency Bonds and MBS • Yield on the Investment Portfolio is 4.36%  Liquidity is tested quarterly through utilizing various scenarios to  determine their affect on available liquidity.   Whether minor or extreme,  these tests show strong liquidity as a result of deposits and borrowing  capacity from reliable collateralized sources. Source: SNL Financial, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement Total Cash and Securities: $3.4Bn  Cash and Securities / Total Assets: 15%  Sept 30, 2023 Dec 31, 2023

Investment Portfolio 18 High quality, $2.4 Billion investment portfolio with a duration of 2.9 years.  Portfolio is 47% variable rate.

Highly Diversified Deposit Base ‐ % of Deposits by Industry 19 Top 20 depositors make up 11% of total deposits.  26 % of total deposits are uninsured and not collateralized as of  December 31, 2023.

20 Deposit Trends  Core Deposits = 87.6% of Total Shifting away from time deposits in favor of transaction accounts.  Checking accounts now make up 42%.

21 Deposit Flows *(Balances $ in thousands) • Deposit flows have fluctuated over the prior 2 years with the balance hovering around  $16 billion • Negative Quarterly deposit net inflows as of 12/31/2023 • 74% of deposits are collateralized or insured Overall changes by quarter and balances by type

Borrowings Outstanding & Weighted Rate 22 Borrowings are 73% FHLB and 27%  Fed’s Bank Term Funding and are used in part to manage interest rate risk.  Current period  increase reflects increased use of short‐term borrowings to fund loan growth.  Rates have increased with market rates.  Increase in borrowings for 2020 was from locking in $1 billion of funding at a fixed rate of 66 bps for 10 years. More recent increases  served to ensure sufficient balance sheet liquidity. Effective Maturity Schedule Amount $ million Rate Within 1 year:    $2,975 4.99% 1 to 3 years:       $   100 1.65% 3 to 5 years:       $     ‐ ‐ % 5+ years:             $   800 0.58%

Cost of Deposits in the Rising Rate Environment 23 Avg Fed  Funds  (Upper) Cost of  Interest‐ bearing  Deposits Cost of All  Deposits Actual  Cumulative  Beta 12/31/2021 0.25% 0.27% 0.21% ‐‐ 3/31/2022 0.29% 0.26% 0.21% ‐‐ 6/30/2022 0.94% 0.29% 0.23% 3% 9/30/2022 2.35% 0.53% 0.42% 10% 12/31/2022 3.82% 1.00% 0.79% 16% 3/31/2023 4.64% 1.66% 1.34% 26% 6/30/2023 5.07% 2.16% 1.77% 32% 9/30/2023 5.40% 2.50% 2.07% 36% 12/31/2023 5.40% 2.90% 2.42% 43%

AOCI vs our Peers 24

25 Income Statement Comparison 25 $ In thousands

26 Income Statement Comparison Efficiency Ratio of 58.02% for YTD fiscal year 2024 up from 46.78% for the same period of the prior year. Effective tax rate year to date ended December 2023 is 18.46% compared to 22.0% from the same period ended December 2022   In thousands

27 Net Interest Income and Net Interest Margin Net interest income in thousands.  IRR measures as of Dec 31, 2023: • Net Interest Income (NII)  would decrease by 1.0% in  +200 bps immediate and  parallel shock and would  increase by 3.5% in a ‐100 bps immediate parallel shock. • Net Portfolio Value (NPV) after  +200bps shock is 27% lower  ($678mm) and at $1.799  billion would be 8.79% of total  assets   NPV after ‐100bps  shock is 14.5% higher  ($360mm) and at $2.837  billion would be 12.74% of  total assets.

28 Net Income and Common Earnings Per Share Annual Quarterly

Non‐Interest Income 29 Diverse sources of Non‐Interest Income provide steady growth and balance our revenue profile Non‐Interest Income for Quarter‐Ended 12/31/2023 Non‐Interest Income Over Time ($MM) Non‐Interest Income / Total Loan Revenue Other Income includes: • BOLI income • Rental income • Gains on property sales • WAFD Insurance Income • Income on equity method investments Loan  Fees 6% Deposit Fees 48% Other Income 46% 11% 9% 11% 16% 12% 10% 6% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 $4.3  $3.8  $3.9  $7.3  $6.9  $7.2  $3.9  $22.6  $25.9  $24.9  $23.7  $24.7  $25.9  $26.1  $23.2  $14.7  $23.3  $24.1  $28.6  $33.2  $23.1  $10.1  $30.7  FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Loan Fees Deposit Fees Other Income Gain on Sale of Investments Gain on Sale of Buildings

30 Non‐Interest Expense Over Time Annual and Quarterly ‐ Expenses in thousands Annual  Quarterly Other expense includes FDIC premiums, product delivery & IT related costs and other miscellaneous expenses.  See additional details on the next page.

31 Breakout of Other Expense Other Expense includes: • FDIC Premiums • Product Delivery • Information Technology • Miscellaneous ‘Other’ line‐item expenses include professional services, marketing and administrative costs. Expenses in millions

32 Capital Ratios WAFD does not seek to maximize leverage.  Rather, we aspire to be the bank that can  best weather the next storm on the horizon. • Source: SNL Financial, Company Filings

Returning Capital to Shareholders Recent Capital Activities • Current cash dividend of $0.25 provides a yield of 3.53% based  on the current stock price (Feb 5th) • 697,893 shares were repurchased in Q1 of fiscal 2024 with a  weighted price of $24.45 • Since 2013, 49 million shares repurchased which is 46% of total  outstanding shares as of 9/30/2012 • 1.8 million shares remain in buyback authorization 33 Common Dividend as a % of Net Income 30.4% 42.9% 27.5% 30.1% 38.3% 38.0% 27.8% 26.3% 2016 2017 2018 2019 2020 2021 2022 2023 Return of Income to Common Shareholders Share Repurchases

As of 12/31/2023: Book Value per Share $33.49 Tangible Book Value per Share $28.65 Price to BV:  0.984  Price to TBV:  1.15 Stock Price & Book Value Per Share 34

Managing  Capital Text Text Text Tex 35 Perspective through the last Credit Cycle

This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward‐looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward‐looking statements.